Exhibit 99.1

Stardust Power Secures Institutional Investment Framework Supporting Up to $150 Million

Investment

GREENWICH, Conn. – April 20, 2026 – Stardust Power Inc. (NASDAQ: SDST) (“Stardust Power” or the “Company”), an American developer of battery-grade lithium carbonate, today announced that it has entered into a Letter of Intent (the “LOI”) with a single institutional investor to support project level financing for its planned lithium refinery in Muskogee, Oklahoma.

Under the terms of the LOI, the institutional investor has indicated its intent to invest up to $150 million at the project level, with flexibility across equity, debt, and hybrid financing structures. The investment is expected to be made as we continue to secure funding from other investors, and it will help us develop our long-term capital plans. Structuring the investment at the asset level is expected to reduce dilution for public shareholders while supporting the establishment of a transparent, market-driven valuation for the refinery.

The LOI represents a meaningful step in advancing the project’s capital stack and provides increased visibility into financing for the construction of the Company’s lithium refinery. It also reflects growing institutional interest in American lithium refining infrastructure and reinforces the project’s positioning as a viable, financeable asset within the evolving domestic battery materials supply chain.

Roshan Pujari, Founder and Chief Executive Officer of Stardust Power, commented: “This LOI is an important step as we gear up to build this critical piece of national infrastructure. Establishing the capital stack at the project level is a key milestone, and we believe it reflects growing recognition from institutional investors that our refinery is both viable and strategically positioned. As we progress discussions with additional partners, our focus remains on structuring a disciplined and competitive financing package aligned with long-term value creation.”

Stardust Power is currently advancing its lithium refinery project in Muskogee, Oklahoma, designed to produce up to 50,000 metric tons per annum of battery-grade lithium carbonate at full capacity, to be developed in two phases of approximately 25,000 metric tons per annum each. The Company has completed a FEL-3 engineering study and secured key permits, including the air permit from the Oklahoma Department of Environmental Quality, enabling construction and commissioning to start upon financing. Recent milestones include third-party engineering validation, additional feedstock supply agreements, and continued progress on project-level financing discussions.

The agreement is non-binding and outlines a framework for a potential investment of up to $150 million at the project level, including the ability to support the financing through syndication and direct capital participation. The parties have also agreed to proceed through customary due diligence and negotiation of definitive agreements.

About Stardust Power Inc.

Stardust Power is a developer of battery-grade lithium carbonate designed to bolster America’s energy security through resilient supply chains. The Company plans to build a strategically located lithium refinery in Muskogee, Oklahoma, with the capacity to produce up to 50,000 metric tons of battery-grade lithium carbonate annually. Committed to sustainability at every stage, Stardust Power trades on Nasdaq under the ticker “SDST.”

For more information, visit www.stardust-power.com

Stardust Power Contacts

For Investors:

Johanna Gonzalez

investor.relations@stardust-power.com

For Media:

Michael Thompson

media@stardust-power.com

Cautionary Statement Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are any statements other than statements of historical fact, and include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions, plans, objectives, goals, prospects, financial results or strategies regarding us and the future held by our management team and the products and markets, future events, future financial condition, expected future revenues or performance, financing needs, our ability to continue as a going concern, business trends and market opportunities of our business, as well as statements regarding the expected capital expenditures, risks, production level, produced lithium quality, project design, feedstock supply, financing arrangements, final investment decision, development, construction, permits and related timelines with respect to the Company’s Muskogee lithium refinery. These forward-looking statements are based on management’s current beliefs and assumptions, based on currently available information, as to the outcome and timing of future events. Forward-looking statements may be identified by words such as “anticipate,” “appears,” “approximately,” “believe,” “continue,” “could,” “designed,” “effect,” “estimate,” “evaluate,” “expect,” “forecast,” “goal,” “initiative,” “intend,” “may,” “objective,” “outlook,” “plan,” “potential,” “priorities,” “project,” “pursue,” “seek,” “should,” “target,” “when,” “will,” “would,” or the negative of any of those words or similar expressions that predict or indicate future events or trends or that are not statements of historical fact, although not all forward-looking statements contain such identifying words. In making these statements, we rely upon beliefs, assumptions and analysis based on our experience and perception of historical trends, current conditions, and expected future developments, as well as other factors we consider appropriate under the circumstances. We believe these beliefs and judgments are reasonable, but these statements are not guarantees of any future events, financial results or outcomes, or the timing of such. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events, results, outcomes and circumstances, and the timing thereof, are difficult or impossible to predict and may differ from our beliefs, assumptions or predictions. Many actual events and circumstances are beyond our control.

These forward-looking statements are subject to a number of risks and uncertainties, including the ability of Stardust Power to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of Stardust Power to grow and manage growth profitably, maintain key relationships and retain its management and key employees; risks related to the price of Stardust Power’s securities, including volatility resulting from recent sales of securities, issuance of debt, and exercise of warrants, changes in the competitive and highly regulated industries in which Stardust Power plans to operate, variations in performance across competitors, changes in laws and regulations affecting Stardust Power’s business and changes in the combined capital structure; the regulatory environment and our ability to obtain necessary permits and other governmental approvals for our operation; Stardust Power’s need for substantial additional financing to execute our business plan and our ability to access capital and the financial markets; worldwide growth in the adoption and use of lithium products; the Company’s ability to enter into and realize the anticipated benefits of offtake and license and other commercial agreements; risks related to the ability to implement business plans, forecasts, and other expectations and identify and realize additional opportunities; the substantial doubt regarding the Company’s ability to continue as a going concern and the need to raise capital in the near term in order to maintain the Company’s operations; the Company’s continued listing on the Nasdaq; and those factors described or referenced in the Company’s filings with the SEC, including the Company’s Registration Statement on Form S-1 filed with the SEC on February 12, 2026 and Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 25, 2026. The foregoing list of factors is not exhaustive. If any of these risks materialize or our assumptions prove incorrect, actual results, outcomes, performance or achievements, or the timing of such results, outcomes, performance or achievements could differ materially from those expressed or implied by these forward-looking statements. There may be additional risks that we do not presently know or that we currently believe are immaterial that could also cause actual results, outcomes, performance or achievements, or the timing of such results, outcomes, performance or achievements to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect our expectations, plans or forecasts of future events and views as of the date of this press release. We anticipate that subsequent events and developments will cause our assessments to change.

We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where we are expressly required to do so by law. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement.